UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report: January 2, 2013

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1252 Borregas Avenue, Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 636-4500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2012, eGain Corporation (the “Company”) entered into a Third Amendment to Loan and Security Agreement (the “Loan Amendment”) with Comerica Bank, N.A. (the “Bank”), which amended the Second Loan and Security Agreement (the “Agreement”) entered into by the Company and the Bank on June 28, 2012. Subject to and upon the terms and conditions of the Loan Amendment, the Bank agreed to make a term loan (the ‘Term Loan’) to the Company in one disbursement in the amount of Three Million Dollars ($3,000,000), which the Company was obligated to use to pay down indebtedness owing to Ashutosh Roy, a director and the Company’s Chief Executive Officer pursuant to a Restated Subordinated Secured Promissory Note with Mr. Roy (as amended to date, the “Note”).

The Loan Amendment provides, in addition to other terms and conditions contained therein, that (i) the maturity date of the Term Loan will June 28, 2016; (ii) the Company shall repay the Term Loan in thirty-six (36) equal monthly installments of principal in the amount of $83,333.33 each, plus all accrued interest, beginning on July 1, 2013, and continuing on the same day of each month thereafter through the maturity date, at which time remaining amounts due shall be immediately due and payable; (iii) the proceeds of the Term Loan must be used to pay-down the Note; (iv) the interest on the Term Loan is the prime interest rate plus one percent and (v) there are no prepayment penalties or warrants associated with the Term Loan.

On December 31, 2012, the Company used the proceeds of the Term Loan to pay $3,000,000 of the indebtedness due to Mr. Roy under the Note. The Company’s remaining outstanding indebtedness to Mr. Roy after the partial repayment is $2,785,658.

The foregoing summary of the Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the documents attached as exhibits hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Third Amendment to Loan and Security Agreement between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.

10.2	Prime Referenced Rate Addendum to Loan and Security Agreement between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.

10.3	Consent to Repayment of Subordinated Debt between Ashutosh Roy, Comerica Bank, N.A. and eGain Corporation dated as of December 28, 2012.

10.4	Modification to Loan Documents between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2013	eGAIN COMMUNICATIONS CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Third Amendment to Loan and Security Agreement between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.

10.2	Prime Referenced Rate Addendum to Loan and Security Agreement between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.

10.3	Consent to Repayment of Subordinated Debt between Ashutosh Roy, Comerica Bank, N.A. and eGain Corporation dated as of December 28, 2012.

10.4	Modification to Loan Documents between eGain Corporation and Comerica Bank, N.A. dated as of December 28, 2012.